Northwestern Mutual Series Fund, Inc.
Supplement Dated July 1, 2026, to the
Statutory Prospectus Dated May 1, 2026
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2026, as may be supplemented (the “Prospectus”). You should read this Supplement together with the Prospectus.
Portfolio Managers Update – High Yield Bond Portfolio
Mark E. Durbiano, Senior Portfolio Manager and Senior Vice President of Federated Investment Management Company, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the Portfolio effective December 31, 2026 (the “Effective Date”).
Accordingly, as of the Effective Date, the “Portfolio Manager” information set forth under the “Summary – PORTFOLIO MANAGEMENT” section for the High Yield Bond Portfolio is hereby deleted and replaced with the following:
“Portfolio Managers:  Kathryn Glass, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has been with Federated since 1999 and has managed the Portfolio since 2024.
Thomas Scherr, CFA, Portfolio Manager and Vice President of Federated, has been with Federated since 2006 and has managed the Portfolio since 2024.
Randal Stuckwish, CFA, Portfolio Manager and Vice President of Federated, has been with Federated since 2013 and has managed the Portfolio since 2024.”
In addition, the following text replaces the information that appears in the Prospectus under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – High Yield Bond Portfolio”:
“Kathryn Glass, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has managed the Portfolio since 2024. Ms. Glass is Head of the Domestic High Yield Group and joined Federated in 1999.
Thomas Scherr, CFA, Portfolio Manager and Vice President of Federated, has managed the Portfolio since 2024. Mr. Scherr joined Federated in 2006 and has been Portfolio Manager since 2015 and Vice President since 2016.
Randal Stuckwish, CFA, Portfolio Manager and Vice President of Federated, has managed the Portfolio since 2024. Mr. Stuckwish joined Federated in 2013 and has been Portfolio Manager and Vice President since 2022.”
Please retain this Supplement for future reference.